UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☑ Soliciting Material Under Rule 14a-12
Equus Total Return, Inc.

(Name of Registrant as Specified in its Charter)
Sam P. Douglass
Douglass Trust IV - FBO S. Preston Douglass, Jr.
Douglass Trust IV - FBO Brooke Douglass
Tiel Trust FBO Sam P. Douglass
Paula T. Douglass
Tiel Trust FBO Paula T. Douglass
Lance T. Funston
Dr. Francis D. Tuggle
Charles M. Boyd

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Explanatory Note
     On April 2, 2010, Sam P. Douglass, Douglass Trust IV — FBO S. Preston Douglass, Jr., Douglass Trust IV — FBO Brooke Douglass, Tiel Trust FBO Sam P. Douglass, Paula T. Douglass, Tiel Trust FBO Paula T. Douglass, Lance T. Funston, Dr. Francis D. Tuggle and Charles M. Boyd filed with the Securities and Exchange Commission the following fifth amendment to their Schedule 13D with respect to Equus Total Return, Inc.

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 5 )*

Equus Total Return, Inc.
(Name of Issuer)
Common Stock, par value $0.001
(Title of Class of Securities)
294766100
(CUSIP Number)
Sam P. Douglass
3229 Groveland Lane
Houston, Texas 77019
and
Paula T. Douglass
3229 Groveland Lane
Houston, Texas 77019
(713) 526-9000
(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)
March 31, 2010
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 13d-1(f) or 13d-1(g), check the following box. ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

* The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No.	294766100

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
	Sam P. Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO, PF

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		671,191

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		671,191

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	671,191 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	7.6%

14	TYPE OF REPORTING PERSON*

	IN
*SEE INSTRUCTIONS

1

CUSIP No.	294766100

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
	Douglass Trust IV — FBO S. Preston Douglass, Jr.

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	Texas

	7	SOLE VOTING POWER

NUMBER OF		282,791

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		282,791

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	282,791 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	3.2%

14	TYPE OF REPORTING PERSON*

	OO
*SEE INSTRUCTIONS

2

CUSIP No.	294766100

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
	Douglass Trust IV — FBO Brooke Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	Texas

	7	SOLE VOTING POWER

NUMBER OF		282,792

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		282,792

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	282,792 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	3.2%

14	TYPE OF REPORTING PERSON*

	OO
*SEE INSTRUCTIONS

3

CUSIP No.	294766100

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
	Tiel Trust FBO Sam P. Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	Texas

	7	SOLE VOTING POWER

NUMBER OF		52,257

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		52,257

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	52,257 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	0.6%

14	TYPE OF REPORTING PERSON*

	OO
*SEE INSTRUCTIONS

4

CUSIP No.	294766100

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
	Paula T. Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO, PF

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		115,751

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		115,751

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	115,751 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	1.3%

14	TYPE OF REPORTING PERSON*

	IN
*SEE INSTRUCTIONS

5

CUSIP No.	294766100

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
	Tiel Trust FBO Paula T. Douglass

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	OO

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		53,986

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		53,986

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	53,986 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	0.6%

14	TYPE OF REPORTING PERSON*

	OO

6

CUSIP No.	294766100

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
	Lance T. Funston

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	PF

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		217,033

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		217,033

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	217,033 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	2.4%

14	TYPE OF REPORTING PERSON*

	IN

7

CUSIP No.	294766100

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
	Dr. Francis D. Tuggle

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	PF

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		6,536

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		6,536

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	6,536 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	0.0007%

14	TYPE OF REPORTING PERSON*

	IN

8

CUSIP No.	294766100

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
	Charles M. Boyd

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
	(a) ☑
	(b) ☐

3	SEC USE ONLY

4	SOURCE OF FUNDS*

	PF

5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e)

	☐

6	CITIZENSHIP OR PLACE OF ORGANIZATION

	United States

	7	SOLE VOTING POWER

NUMBER OF		1,098

SHARES	8	SHARED VOTING POWER
BENEFICIALLY
OWNED BY		0

EACH	9	SOLE DISPOSITIVE POWER
REPORTING
PERSON		1,098

WITH	10	SHARED DISPOSITIVE POWER

		0

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

	1,098 shares of common stock

12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*

	☐

13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11

	0.0001%

14	TYPE OF REPORTING PERSON*

	IN

9

EXPLANATORY NOTE
     This Amendment No. 5 to Schedule 13D (this “Amendment”), among other things, amends and supplements the Schedule 13D originally filed by Sam P. Douglass and Equus Corporation International on May 27, 1997, as amended by Amendment No. 1 thereto filed on June 4, 2009, Amendment No. 2 thereto filed on November 27, 2009, Amendment No. 3 thereto filed on March 1, 2010 and Amendment No. 4 thereto filed on March 29, 2010 (the “Schedule 13D”).
     Unless set forth below, all previous Items of the Schedule 13D are unchanged. Capitalized terms used herein which are not defined herein have the meanings set forth in the Schedule 13D.
Item 2. Identity and Background.
     Item 2 of the Schedule 13D is hereby (1) amended by amending and restating the first, second, sixth and eighth paragraphs of Amendment No. 1 to the Schedule 13D (paragraphs one, two, three and seven below, respectively) and (2) amended and supplemented by adding paragraphs four, five and six below, with effect from the date of this Amendment, as follows:
     This Amendment is being filed by and on behalf of Douglass Trust IV — FBO S. Preston Douglass, Jr., a trust organized under the laws of the State of Texas (“Douglas Trust IV — FBO Preston”), Douglass Trust IV — FBO Brooke Douglass, a trust organized under the laws of the State of Texas (“Douglass Trust IV — FBO Brooke” and together with Douglass Trust IV — FBO Preston, the “Douglass Trusts”), Tiel Trust FBO Sam P. Douglass, a trust organized under the laws of the State of Texas (“Tiel Trust FBO SPD” and together with the Douglass Trusts, the “Trusts”), Sam P. Douglass, an individual resident of the State of Texas and the trustee of the Trusts (“Douglass”), Tiel Trust FBO Paula T. Douglass, a trust organized under the laws of the State of Texas (“Tiel Trust FBO PTD”), Paula T. Douglass, an individual resident of the State of Texas and trustee of the Tiel Trust FBO PTD (“Paula Douglass”), Lance T. Funston, an individual resident of the State of Pennsylvania (“Funston”), Dr. Francis D. Tuggle, an individual resident of the State of California (“Tuggle”) and Charles M. Boyd, an individual resident of the State of Michigan (“Boyd”). The Trusts, Douglass, Tiel Trust FBO PTD, Paula Douglass, Funston, Tuggle and Boyd are collectively referred to herein as the “Reporting Persons” and individually as a “Reporting Person.”
     Douglass is a citizen of the United States of America. Douglass serves as the Chairman and President of Equus Corporation International and Director of the Issuer.
     Paula Douglass is a citizen of the United States of America. Paula Douglass’ principal occupation is the management of personal and family investments. Effective April 1, 2010, Paula Douglass no longer serves as a Vice President of the Issuer.
     Funston is a citizen of the United States of America. Funston serves as the Chairman of the Board of Directors of Telamerica Media, Inc. The address of Funston’s principal office is 1701 JFK Boulevard, 25th Floor, Philadelphia, PA 19103.
     Tuggle is a citizen of the United States of America. Tuggle serves as Dean and Professor of Chapman University. The address of Tuggle’s principal office is 1 University Drive, Orange, California 92866.
     Boyd is a citizen of the United States of America. Boyd serves as Medical Director at the Boyd Cosmetic Surgical Institute. The address of Boyd’s principal office is 135 E. Maple Road, Birmingham, MI 48009.
     The address of the principal office of Douglass and Paula Douglass is 3229 Groveland Lane, Houston, Texas 77019. The address of the principal office of the Trusts and Tiel Trust FBO PTD is 5005 Riverway, Suite 250, Houston, Texas 77056.

Item 3. Source and Amount of Funds or Other Consideration.
Item 3 of the Schedule 13D is hereby amended and supplemented by adding the following thereto:
     Each of Funston, Tuggle and Boyd purchased the shares of Common Stock he holds for his individual account using personal funds.
Item 4. Purpose of Transaction.
Item 4 of the Schedule 13D is hereby amended and supplemented by adding the following thereto:
     On April 1, 2010, Tiel Trust FBO PTD delivered to the Issuer the notice (the “Initial Notice”) required under the Company’s Amended and Restated By-laws (the “By-laws”) of a proposal nominating seven people to stand for election as directors of the Issuer at the Issuer’s next annual or special meeting of stockholders at which directors are to be elected (the “2010 Meeting”). Pursuant to the Initial Notice, Tiel Trust FBO PTD nominated Funston, Tuggle, J. Philip Ferguson, John D. White, Paula Douglass, Charles R. Ofner and John P. Wade (the “Initial Nominees”) to replace seven of the nine directors whose terms expire in 2010. On April 2, 2010, Tiel Trust FBO PTD delivered to the Issuer pursuant to the By-laws a notice (the “Updated Notice”) nominating two additional people to stand for election as directors of the Issuer at the 2010 Meeting. Pursuant to the Updated Notice, Tiel Trust FBO PTD nominated Boyd and Jonathan H. Godshall, together with the Initial Nominees (collectively, the “Nominees”), to replace all nine directors whose terms expire in 2010. A copy of the Updated Notice is attached as Exhibit 2 hereto and is incorporated by reference herein. The foregoing description is qualified in its entirety by reference to Exhibit 2.
     The Reporting Persons intend to solicit proxies from the Issuer’s stockholders to elect the Nominees at the 2010 Meeting.
     In connection with their proxy solicitation, the Reporting Persons intend to file a proxy statement with the SEC to solicit stockholders of the Issuer. The Reporting Persons advise all stockholders of the Issuer to read the proxy statement when it becomes available, because it will contain important information. The proxy statement, when filed, and any other relevant documents will be available without charge on the SEC’s website at www.sec.gov. Each Reporting Person and each Nominee may be deemed to be a “participant” in the solicitation of proxies, and their security holdings of the Issuer are set forth in Item 5.
Item 5. Interest in Securities of the Issuer.
Item 5 of the Schedule 13D is hereby amended and restated in its entirety, with effect from the date of this Amendment, as follows:
(a) and (b) As reflected in the following table:

	Shares Beneficially Owned		Power to Vote		Dispositive Power
Name	Aggregate No.	% of Class	Sole	Shared	Sole	Shared
Sam P. Douglass*	671,191	7.6%	671,191	0	671,191	0
Douglass Trust IV-FBO Preston**	282,791	3.2%	282,791	0	282,791	0
Douglass Trust IV-FBO Brooke**	282,792	3.2%	282,792	0	282,792	0
Tiel Trust FBO SPD**	52,257	0.6%	52,257	0	52,257	0
Paula T. Douglass*	115,751	1.3%	115,751	0	115,751	0
Tiel Trust FBO PTD***	53,986	0.6%	53,986	0	53,986	0
Lance T. Funston	217,033	2.4%	217,033	0	217,033	0
Dr. Francis D. Tuggle	6,536	0.0007%	6,536	0	6,536	0
Charles M. Boyd	1,098	0.0001%	1,098	0	1,098	0

2

*	As of the date of this Amendment, Douglass and Paula Douglass, in their individual capacities, and as trustees of the respective trusts listed herein, have beneficial ownership of 786,942 shares of Common Stock, representing 8.9% of the shares of Common Stock outstanding.

**	Douglass, as trustee of the Trusts, has sole voting and dispositive power over the Common Stock held by the Trusts.

**	Paula Douglass, as trustee of Tiel Trust FBO PTD, has sole voting and dispositive power over the Common Stock held by Tiel Trust FBO PTD.
(c) Except as described below in this paragraph (c), none of the persons described in Item 2 have effected any transaction involving the Common Stock within the past 60 days. In the past 60 days, Funston purchased shares of Common Stock through a brokerage account:

Date of Purchase	Shares of Common Stock	Price Per Share
February 19, 2010	12,718	$3.09
February 19, 2010	24,000	$3.15
February 22, 2010	24,000	$3.12
February 22, 2010	12,315	$3.17
February 23, 2010	24,000	$3.16
February 23, 2010	24,000	$3.16
February 24, 2010	24,000	$3.10
February 25, 2010	24,000	$3.11
February 26, 2010	24,000	$3.16
March 1, 2010	24,000	$3.17
(d) With respect to each person listed in Item 2, no person other than the Reporting Persons is known to have the right to receive or the power to direct receipt of dividends from, or the proceeds from the sale of, the securities owned by such person (except to the extent of the marital property interest therein of the spouse of any such person).
(e) Not applicable.
Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.
Item 6 of the Schedule 13D is hereby amended and restated in its entirety, with effect from the date of this Amendment, as follows:
     See the discussion of the Reporting Persons’ intention to solicit proxies from the Issuer’s stockholders to replace at least a majority of the Issuer’s current directors, all as referenced in Item 4 above. The Reporting Persons intend to vote their shares of Common Stock for the election of the Nominees at the 2010 Meeting.
     See the discussion of MCCA’s obligations under the ECMC Purchase referenced in Item 3 of Amendment No. 1 to the Schedule 13D.

3

     Pursuant to Rule 13d-1(k) promulgated under the Act, the Reporting Persons have entered into an agreement with respect to the joint filing of the Schedule 13D and any amendments thereto.
     Except for the relationship of Sam P. Douglass as a director of the Issuer, the relationship of Paula T. Douglass, as the wife of Sam P. Douglass, and as otherwise described in prior Amendments No. 1 or No. 4 or this Amendment, there are no contracts, arrangements, understandings or relationships (legal or otherwise) among the Reporting Persons and any other person with respect to any securities of the Issuer, including, but not limited to, transfer or voting of any of the Common Stock, finder’s fees, joint ventures, loan or option arrangements, put or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.
     In accordance with Rule 13d-4 promulgated under the Securities Exchange Act of 1934, as amended, each Reporting Person expressly declares that the filing of this statement shall not be construed as an admission that he, she or it is, for purposes of Section 13(d) or Section 13(g) of such Act, the beneficial owner of any securities of the Issuer other than as expressly described in Item 5 (including the notes thereto).
Item 7. Material to be Filed as Exhibits.
Item 7 of the Schedule 13D is hereby amended and supplemented, with effect from the date of this Amendment, as follows:
Exhibit 1	Joint Filing Agreement.

Exhibit 2	Letter, dated April 2, 2010, from Tiel Trust FBO Paula T. Douglass to Brett M. Chiles, Secretary of Equus Total Return, Inc., regarding Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc.

4

SIGNATURE
     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.
Dated: April 2, 2010

/s/ Sam P. Douglass
Sam P. Douglass, Individually

/s/ Paula T. Douglass
Paula T. Douglass, Individually

/s/ Sam P. Douglass
Sam P. Douglass, as Trustee of Douglass Trust IV for the Benefit of S. Preston Douglass, Jr.

/s/ Sam P. Douglass
Sam P. Douglass, as Trustee of Douglass Trust IV for the Benefit of Brooke Douglass

/s/ Sam P. Douglass
Sam P. Douglass, as Trustee of Tiel Trust for the
Benefit of Sam P. Douglass

/s/ Paula T. Douglass
Paula T. Douglass, as Trustee of Tiel Trust for the
Benefit of Paula T. Douglass

/s/ Lance T. Funston
Lance T. Funston

/s/ Dr. Francis D. Tuggle
Dr. Francis D. Tuggle

/s/ Charles M. Boyd
Charles M. Boyd

Exhibit 1
Joint Filing Agreement
     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other persons signatory below of a statement on Schedule 13D or any amendments thereto, with respect to the common stock of Equus Total Return, Inc., and that this Agreement be included as an attachment to such filing.
     Each of the undersigned acknowledges that each shall be responsible for the timely filing of any statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other persons making such filings, except to the extent that he or it knows or has reason to believe that such information is inaccurate.
     This Agreement may be executed in any number of counterparts each of which shall be deemed an original and all of which together shall be deemed to constitute one and the same Agreement.
     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement on April 2, 2010.

/s/ Sam P. Douglass
Sam P. Douglass, Individually

/s/ Paula T. Douglass
Paula T. Douglass, Individually

/s/ Sam P. Douglass
Sam P. Douglass, as Trustee of Douglass Trust IV for the Benefit of S. Preston Douglass, Jr.

/s/ Sam P. Douglass
Sam P. Douglass, as Trustee of Douglass Trust IV for the Benefit of Brooke Douglass

/s/ Sam P. Douglass
Sam P. Douglass, as Trustee of Tiel Trust for the
Benefit of Sam P. Douglass

/s/ Paula T. Douglass
Paula T. Douglass, as Trustee of Tiel Trust for the
Benefit of Paula T. Douglass

/s/ Lance T. Funston
Lance T. Funston

/s/ Dr. Francis D. Tuggle
Dr. Francis D. Tuggle

/s/ Charles M. Boyd
Charles M. Boyd

Exhibit 2
TIEL TRUST FBO PAULA T. DOUGLASS
5005 RIVERWAY, SUITE 250
HOUSTON, TEXAS 77056
April 2, 2010
VIA PERSONAL DELIVERY
Equus Total Return, Inc.
Eight Greenway Plaza, Suite 930
Houston, Texas 77046
Attn:	Mr. Brett M. Chiles, Secretary of Equus Total Return, Inc.

Re:	Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc.
Dear Mr. Chiles:
     Pursuant to and in accordance with the requirements of Article II of the Amended and Restated By-laws (the “By-laws”) of Equus Total Return, Inc., a Delaware corporation (the “Company”), Tiel Trust FBO Paula T. Douglass (the “Stockholder”) hereby gives notice, with respect to the next Annual or Special Meeting of Stockholders of the Company at which directors are to be elected and at any and all adjournments, postponements, recesses, reschedulings or continuations thereof (collectively, the “Stockholder Meeting”), of its nomination of J. Philip Ferguson, Lance T. Funston, John D. White, Paula T. Douglass, Charles R. Ofner, Dr. Francis D. Tuggle, John P. Wade, Dr. Charles M. Boyd and Jonathan H. Godshall (collectively, the “Nominees”) to stand for election as directors of the Company for terms expiring in 2011 (the “Proposal”).
     This notice amends and supplements the notice letter, dated as of March 31, 2010, from the Stockholder to the Company.
     This notice is being provided in connection with the solicitation in opposition being conducted by the Stockholder and other stockholders of the Company as disclosed in their soliciting materials filed with the Securities and Exchange Commission under Rule 14a-12 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on March 29, 2010. The Company is cautioned that the proxy rules promulgated under the Exchange Act require that the Company’s proxy statement relating to the Stockholder Meeting be filed with the Securities and Exchange Commission in preliminary, and not in definitive, form.

      The Stockholder is timely providing this notice in accordance with the By-laws.
     All information required to be included in this notice pursuant to the By-laws has been provided by the Stockholder and the Nominees. Where information sought by Schedule 14A under the Exchange Act would be answered in the negative and no response would be required to be included in a proxy statement, a response may not be included below.
     The Stockholder represents that it is a holder of record of common stock, par value $0.001 per share (the “Shares”), of the Company entitled to vote at the Stockholder Meeting and intends to appear in person or by proxy at such meeting to nominate the Nominees. The Stockholder is the beneficial and record owner of 53,986 Shares. Copies of the certificates (nos. 28267 and 28244) representing record ownership of a portion of such Shares are attached hereto as Exhibit A. The Stockholder does not own any Shares of record that it does not also directly or indirectly beneficially own. The Stockholder intends to remain the record owner of Shares as of the date of the Stockholder Meeting. None of the Shares currently held of record by the Stockholder are subject to margin credit or pledged.
     The address of the Stockholder is 5005 Riverway, Suite 250, Houston, Texas 77056.
Information Regarding the Proposal
     The Stockholder nominates the Nominees for election at the Stockholder Meeting.

Information Regarding the Nominees

Other
	Position(s)	Term of Office		Directorships[1]
	Held with	and Length of	Principal Occupation(s)	Held by Director
Name, Address and Age	Company	Time Served	During Past 5 Years	or Nominee
J. Philip Ferguson Business Address: 2301 Kingston Houston, Texas 77019 Home Address: 2301 Kingston Houston, Texas 77019 Age: 64	N/A	N/A	Non-Executive member of the Board of Directors of ABM Industries Incorporated, a facility services provider, since December 2009. Business consultant since 2007. AIM Capital Management from 2000 to 2007, including as the Chairman, President and Chief Investment Officer, overseeing equity and fixed-income portfolio management, investment strategies and the firm’s staff, and Senior Investment Officer, helping to shape its product line, portfolio strategies and investment policies. Mr. Ferguson has served as Vice Chair of The University of Texas Investment Management Company. Mr. Ferguson holds a finance degree from Texas Christian University, a certificate in international law from the City of London College and a juris doctorate degree from The University of Texas School of Law.

			The Stockholder determined that Mr. Ferguson should serve as a director because of his over 40 years of experience in fund management oversight and investment management. Mr. Ferguson’s experiences with well-known, established investment management companies, such as AIM Capital Management, would provide valuable insight to the Board and the direction of the Company.	Director of ABM Industries Incorporated since December 2009

[1]	Other directorships are limited to: (i) publicly traded companies in the United States; (ii) companies that are otherwise subject to SEC reporting requirements and (iii) investment companies registered under the Investment Company Act of 1940.

Other
	Position(s)	Term of Office		Directorships[1]
	Held with	and Length of	Principal Occupation(s)	Held by Director
Name, Address and Age	Company	Time Served	During Past 5 Years	or Nominee
Lance T. Funston Business Address: 1701 JFK Boulevard 25th Floor Philadelphia, PA 19103 Home Address: 298 Tower Land Penn Valley, PA 19072 Age: 67	N/A	N/A	Non-Executive Chairman of the Board of Directors of Telamerica Media, Inc., a media aggregator, since 1993. Non-Executive Chairman of the Board of Directors of Ultimark Products, LLC, a consumer products company, since 2000. Mr. Funston attended Harvard Business School, receiving an MBA in 1970. During his tenure at Harvard, he founded Portfolio Management Systems Incorporated, which developed investment management systems for major financial institutions including John Hancock, Fidelity Mutual, American General, Sun Life, and Bank of America. Appointed assistant to the director of the Federal Deposit Insurance Corporation in 1967 by President Lyndon Johnson; subsequently appointed as special assistant to a governor of the Federal Reserve Board.

			The Stockholder determined that Mr. Funston should serve as a director due to his entrepreneurial skills, which have a proven track record of success. In addition, Mr. Funston has a wide range of experience in various business sectors that benefit the Company’s portfolio, and his relationships and experience in management and operations would provide the Board and the Company with a valuable benefit.	None

Other
	Position(s)	Term of Office		Directorships[1]
	Held with	and Length of	Principal Occupation(s)	Held by Director
Name, Address and Age	Company	Time Served	During Past 5 Years	or Nominee
John D. White Business Address: 1100 Louisiana Suite 5005 Houston, Texas 77002 Home Address: 4028 Overbrook Lane Houston, Texas 77027 Age: 61	N/A	N/A	Co-Founder, Chief Executive Officer and Chairman of the Board of Directors of Standard Renewable Energy Group, LLC, a private equity fund, since 2006. Partner and member of the Board of Directors at Murphree Venture Partners, a private equity fund, since 2008. Managing Director of The Wind Alliance since January 2009. Partner at the law firm of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. from 2003 to 2006. Mr. White’s experience in the energy sector reflected the industry’s development from 1978 through 2006. Regent, Texas A&M University System 2003 to 2009, Chairman of the Board of Regents, 2005 to 2007 and Vice Chairman 2007 to 2009. Director, Greater Houston Partnership, 2002, 2005 and since 2007. Director, Texas Institute for Genomic Medicine, 2005 to 2008 and Chairman of the Board 2005 to 2008. Member, Greater Houston Partnership Economic Development Advisory Committee, 1996 to 1998 and 2008.

			The Stockholder determined that Mr. White should serve as a director because he brings a wide variety of investment experience to the Board and has earned a strong reputation as a civic leader. The Board would also benefit from Mr. White’s business, entrepreneurial and legal experience.	Director of Trulite, Inc. since 2006.

Other
	Position(s)	Term of Office		Directorships[1]
	Held with	and Length of	Principal Occupation(s)	Held by Director
Name, Address and Age	Company	Time Served	During Past 5 Years	or Nominee
Charles R. Ofner Business Address: 2187 Troon Road Houston, Texas 77019 Home Address: 2187 Troon Road Houston, Texas 77019 Age: 64	N/A	N/A	Owner of Ofner Associates, Inc., a company primarily engaged in international exploration & production and oil services, since 2001. Non-Executive member of the Board of Directors and investor in South Texas Algae, LLC, a company whose business plan is to grow and harvest algae for the production of diesel fuel, since 2008. Consultant to Al-Ettehad Oil Services, Ltd. since 2004. Director of Stewart & Stevenson Services, Inc., a company which operated in a highly regulated industry sector, from 2000 to 2006. As a member of the corporate governance committee and chairman of the compensation committee, Mr. Ofner has in depth experience with statutory corporate governance requirements and with incentive based compensation programs.

			The Stockholder determined that Mr. Ofner should serve as a director due to the global perspective he would bring to the Board as a result of his over 30 years of international business experience. Also, Mr. Ofner’s financial, operations and business development experiences and skills will provide the Board with insight into investment philosophies, particularly with respect to portfolio companies with diverse products, services and domiciles.	Director of Stewart & Stevenson Services, Inc. from 2000 to 2006.

Dr. Francis D. Tuggle Business Address: 8 Greenway Plaza Suite 930 Houston, Texas 77046 Home Address: 20465 Via Torralba Yorba Linda, CA 92887 Age: 67	Director	Term expires 2010; Director since 1991.	Professor at the George L. Argyros School of Business and Economics at Chapman University since January 2006 and Dean from July 2002 to January 2006. Professor at the Kogod College of Business Administration at American University from July 1999 to June 2002 where he was Dean from July 1990 to June 1996.

			The Stockholder determined that Mr. Tuggle should serve as a director because of his extensive experience in academia, including his service as a former dean of the Rice University School of Business and American University. His experience provides the Board with a unique approach to understanding and solving complex organizational and economic issues.	None

Other
	Position(s)	Term of Office		Directorships[1]
	Held with	and Length of	Principal Occupation(s)	Held by Director
Name, Address and Age	Company	Time Served	During Past 5 Years	or Nominee
John P. Wade Business Address: 5005 Riverway Suite 250 Houston, Texas 77056 Home Address: 5555 Del Monte No. 1203 Houston, Texas 77056 Age: 65	N/A	N/A	Senior and Managing Partner of Wade & Company, LLP, a public accounting firm, since 1984.

			The Stockholder determined that Mr. Wade should serve as a director because of his tax expertise and his twenty-year history with the Company, which provides him with a unique understanding of investment funds and business development companies.	None

Charles M. Boyd, M.D. & MBA Business Address: 135 E. Maple Road Birmingham, MI 48009 Home Address: 1393 Esch Court Ann Arbor, MI 48104 Age: 44	Director	Term expires 2010; Director since 2005.	Medical Director at The Boyd Cosmetic Surgical Institute since April 2009. Dr. Boyd served as Associate Chief of Staff, Office of Clinical Affairs, at the University of Michigan from 2006 to April 2008. He was also an Assistant Professor, Dept. of Dermatology, Div. of Cutaneous Oncology and Dept. of Otolaryngology Head and Neck Surgery, Div. of Facial Plastic Surgery, at the University of Michigan from 1999 to January 2007. He has been a Director of the Company since 2005, serving as the chairman of the compensation committee and member of the audit committee.

			The Stockholder determined that Dr. Boyd should serve as a director because of his diverse perspective attributable to his medical education. Dr. Boyd’s expertise provides the Board with insight into the issues and opportunities in the growing healthcare industry.	None

Other
	Position(s)	Term of Office		Directorships[1]
	Held with	and Length of	Principal Occupation(s)	Held by Director
Name, Address and Age	Company	Time Served	During Past 5 Years	or Nominee
Jonathan H. Godshall Business Address: 5360 Spring Park Houston, Texas 77056 Home Address: 5360 Spring Park Houston, Texas 77056 Age: 61	N/A	N/A	President and Chief Executive Officer of Verdient Technologies LLC, a company focused on technology based energy efficiency products, since July 2007. President and Chief Executive Officer of Trulite, Inc., a business that is commercializing clean power generator products, primarily hydrogen fuel cells, from June 2006 to October 2008. President and Chief Executive Officer of New Point Energy Solutions, L.P., a solar panel installation and service business, from October 2006 to May 2007. Self-employed business consultant from February 2004 to August 2006. From 1986 to 2001, Mr. Godshall was the President and Chief Executive Officer of Igloo Products Corp., marketing coolers and related products on a worldwide basis. Prior to joining Igloo, Mr. Godshall was the Vice President and General Manager of Anderson Clayton Foods, a food products company, from 1979 to 1986.

			Mr. Godshall’s professional career is replete with firsthand knowledge in operations and management. His impressive resume reflects a depth of experience with both large and small companies, qualifying him uniquely for service on a business development company board overseeing a diversified portfolio.	Director of Trulite, Inc. since 2006.

Interested Directors2

Other
	Position(s)	Term of Office		Directorships
	Held with	and Length of	Principal Occupation(s)	Held by Director
Name, Address and Age	Fund	Time Served	During Past 5 Years	or Nominee
Paula T. Douglass[3] Business Address: P.O. Box 130197 Houston, Texas 77219 Home Address: 3229 Groveland Lane Houston, Texas 77019 Age: 58	N/A	N/A	Mrs. Douglass served as Vice President of the Company from June 2006 until April 2010. From June 2005 to June 2009, Mrs. Douglass served as Vice Chairman of the Board of Moore, Clayton Capital Advisors, Inc. and Equus Capital Administration Company, Inc. She served as an officer and director of Equus Capital Management Corporation from July 1992 to 2005. Mrs. Douglass is a licensed attorney and was an associate of the firm Fulbright and Jaworski from 1988 to 1991. In 1993, she was elected a director of Iwerks Entertainment, a publicly traded company on the NASDAQ exchange, and was a member of the audit committee. Mrs. Douglass served as Executive Chairman of Iwerks Entertainment from 1995 to 1997. From February 1998 to 2005, she served as Chairman and Chief Executive Officer of Cinema Film Systems, Inc. Mrs. Douglass co-founded Equus Corporation International and has served as an officer and a director since December 1978. Mrs. Douglass originated and structured the Company’s investment in Equus Media Development Company, LLC and serves as CEO and President. In July of 2008, Mrs. Douglass originated and structured the Fund’s investment in Trulite, Inc. and serves as a director on the board of this renewable energy company. Mrs. Douglass serves on the Board of Visitors for Pepperdine School of Law and is a trustee for the University of Houston Foundation. She is a co-founder and an Advisory Director for the Kelly Day Endowment on the Status of Women and Human Rights in the Middle East at the James A. Baker Institute for Public Policy at Rice University. Mrs. Douglass holds a Bachelor of Arts degree from the University of Oklahoma and a Doctor of Jurisprudence from the University of Houston School of Law. The Board would benefit from Mrs. Douglass’ disciplined investment approach gained from her legal and business experience, her entrepreneurial drive and her many relationships in various industries.	Director of Trulite, Inc. since 2008.

[2]	Interested directors are “interested persons” (as defined in the Investment Company Act of 1940). Mrs. Douglass is deemed to be an interested director by reason of: (i) her relationship to Sam P. Douglass, who directly or indirectly owns, holds or controls, with the power to vote, five percent or more of the outstanding voting securities of the Company; and (ii) her current or former affiliation with the Company and/or the Company’s former investment adviser.

[3]	Mrs. Douglass is the spouse of Sam P. Douglass, a member of the Board of Directors of the Company.

Dollar Range of Equity Securities Beneficially Owned by the Nominees

Aggregate Dollar Range of Equity
Securities in All Funds Overseen
or to be Overseen by Director
	Dollar Range of Equity	or Nominee in Family of
Name	Securities in the Company[4]	Investment Companies
J. Philip Ferguson	None	None
Lance T. Funston	Over $100,000	Over $100,000
John D. White	None	None
Charles R. Ofner	None	None
Dr. Francis D. Tuggle	$10,001-$50,000	$10,001-$50,000
John P. Wade	None	None
Dr. Charles M. Boyd	$1-$10,000	$1-$10,000
Jonathan H. Godshall	None	None

Interested Director
Paula T. Douglass	Over $100,000	Over $100,000
Director Compensation
     During 2009, Mr. Tuggle and Dr. Boyd each received: (i) $5,000 for each quarter served on the Company’s Board plus $2,000 for each meeting of the directors attended; (ii) $1,000 for participation in each meeting conducted by telephonic conference; (iii) $1,000 for each committee meeting attended; and (iv) reimbursement for all out-of-pocket expenses relating to attendance at such meetings. During 2009, it is estimated that Mr. Tuggle was paid total compensation of approximately $54,000 in the form of fees earned or paid in cash for service as a director of the Company. During 2009, it is estimated that Dr. Boyd was paid total compensation of approximately $66,000 in the form of fees earned or paid in cash for service as a director of the Company.
Absence of Involvement in Certain Legal Proceedings
     During the past ten years:
(a)	No petition under the Federal bankruptcy laws or any state insolvency law has been filed by or against, and no receiver, fiscal agent or similar officer has been appointed by a court for the business or property of, any Nominee, or any partnership in which any Nominee was a general partner at or within two years before the time of such filing, or any corporation or business association of which the Nominee was an executive officer at or within two years before the time of such filing;

(b)	No Nominee has been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

[4]	Based on beneficial ownership as of March 31, 2010.

(c)	No Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities:
(i)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	Engaging in any type of business practice; or

(iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;
(d)	No Nominee has been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

(e)	No Nominee has been found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, where the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated;

(f)	No Nominee has been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(g)	No Nominee has been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
(i)	Any Federal or State securities or commodities law or regulation; or

(ii)	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or
(iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; and
(h)	No Nominee has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.
Interest in and Relationships with the Company
     For over 20 years, Mr. Wade, either in his individual capacity or as a representative of Wade & Company LLP, an accounting firm of which he is the Senior and Managing Partner (or other accounting firms with which he was associated previously), has provided tax consulting, tax return preparation and other advisory services to the Company for fees. Since January 1, 2008, the Company has paid a total of approximately $80,000 to Wade & Company LLP for such services. Mr. Wade has also provided tax consulting, tax return preparation and other administrative and advisory services for Mr. and Mrs. Douglass, their family members and entities in which they hold interests, including the Stockholder and the other trust Participants (as defined below).
      Mr. Godshall is a shareholder of Trulite, Inc., the non-executive Vice Chairman of its Board of Directors and also served as its chief executive officer from August 2006 until October 2008 and a consultant from December 2008 until March 2010. Mr. Godshall owns less than 5% of Trulite’s equity in the form of shares and options. Mrs. Douglass has served as a director of Trulite, Inc. since 2008. Mr. White is the non-executive Chairman of the Board of Directors of Trulite, Inc. and owns approximately 6% of the majority owner of Trulite, Inc. Since June 2008, the Company has made investments in Trulite in the form of loans and warrants. The loans currently bear interest at a rate of 18% and the warrants entitle the Company to acquire approximately 10% of Trulite’s equity. The current outstanding principal amount of the loans is approximately $2.3 million, and the current unpaid interest is approximately $200,000. The current obligations under the loans are the largest aggregate amount of such obligations since they were incurred.
Section 16(a) of the Exchange Act
     None of the Nominees has failed to file on a timely basis reports related to the Company that are required by Section 16(a) of the Exchange Act.
Arrangements or Understandings
     None of the Nominees has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Stockholder Meeting other than the interest of each Nominee in being elected to serve as a director of the Company and as otherwise described in this notice, including any exhibit hereto. Except as otherwise specified in this notice, including any exhibit hereto, (1) none of the Nominees owns Shares of record that it does not own beneficially, (2) none of the Nominees has purchased or sold any Shares within the past two years, (3) none of the Nominees who are not or would not be an interested person and none of his or her immediate family members, is the beneficial or record owner of any securities in (i) an investment adviser, principal underwriter, or sponsoring insurance company of the Company or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or sponsoring insurance company of the Company.
     Nominees who own or owned Shares on the record date for the Stockholder Meeting have informed the Stockholder that they expect to vote such Shares for Stockholder’s Nominees. Except for the foregoing and as otherwise provided herein, the Nominees are not, and have not been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies. The Nominees do not beneficially own, directly or indirectly, any securities of any parent or subsidiary of the Company.
     None of the Nominees has any arrangement or understanding with respect to future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will be or may be a party.
     Mrs. Douglass has arranged with Mr. Funston for Mr. Funston to advance up to $300,000 to her to pay the costs and expenses of conducting the proxy solicitation. Under the arrangement, if any such amounts are advanced, they are to be repaid on terms mutually agreeable to Mrs. Douglass and Mr. Funston. There are no other arrangements or understandings between the Nominees or any other person pursuant to which the nominations are to be made by the Stockholder.
Consent of Each Nominee
     The consent of each Nominee to serve as a director of the Company, if so elected, is attached hereto as Annex 1.
Material Proceedings Adverse to the Company
     There are no pending material proceedings to which any Nominee, or any of their respective affiliates, is a party adverse to the Company or any of its affiliated persons, or in which any of the Nominees or any of their affiliates has a material interest adverse to the Company or any of its affiliated persons.
Information Regarding the Participants
     The Stockholder, the Nominees, Mr. Douglass, Douglass Trust IV — FBO S. Preston Douglass, Jr., Douglass Trust IV — FBO Brooke Douglass and Tiel Trust FBO Sam P. Douglass are or may be deemed “participants” in the solicitation of proxies under the federal proxy rules and are hereinafter collectively referred to as the “Participants.” None of the Participants has any

substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Stockholder Meeting other than (i) with respect to the Nominees, the interest of each such Nominees in being elected to serve as a director of the Company, (ii) as otherwise described in this notice, including any exhibit hereto and (iii) as set forth in the Schedule 13D and related amendments filed with the Securities and Exchange Commission by certain of the Participants.
     During the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).
     Exhibit B includes (i) the name and business address of each of the Participants, (ii) the class and number of Shares of the Company which are owned beneficially, directly or indirectly, by each of the Participants, (iii) each Participant’s present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is carried on. None of the Participants owns Shares of record that it does not own beneficially.
     Set forth on Exhibit C is a schedule of the purchases and sales by the Participants in the securities of the Company within the past two years, if any. Each Participant used its own investment capital to purchase all such securities listed therein as purchased by such Participant.
     Except (i) as disclosed in the Schedule 13D and related amendments on file with the Securities and Exchange Commission for certain Participants, (ii) for Nominees as disclosed above and (iii) as otherwise provided in this notice, including any exhibits hereto, the Participants are not, and have not been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies.
     The Participants do not beneficially own, directly or indirectly, any securities of any parent or subsidiary of the Company.
     No Participant has any arrangement or understanding with any person with respect to future employment by the Company or any of its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.
Information Regarding the Solicitation
     The Stockholder intends to appear at the Stockholder Meeting to nominate the Nominees. Proxies may be solicited by mail, advertisement, telephone, facsimile, the Internet, telegraph and personal solicitation by the Participants. No additional compensation will be paid to the Participants for the solicitation of proxies. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Participants’ solicitation material to their customers for whom they hold shares, and the Participants will reimburse them for their reasonable out-of-pocket expenses.
     Mrs. Douglass has retained MacKenzie Partners, Inc. (the “Soliciting Agent”) to assist in the solicitation of proxies for the Nominees and for related services. The Soliciting Agent has been paid a retainer of $10,000, and Mrs. Douglass expects to pay the Soliciting Agent a fee to be mutually agreed upon completion of the engagement. In addition, Mrs. Douglass has agreed to reimburse the Soliciting Agent for its reasonable out-of-pocket expenses and to indemnify it in respect of certain claims in connection with its retention. Approximately 15 persons will be used by the Soliciting Agent in its solicitation efforts.
     The expense of preparing, assembling, printing and mailing the proxy statement and related materials and the cost of soliciting proxies for the Nominees will be borne by Mrs. Douglass, subject to the arrangement with Mr. Funston described above. In the event the Nominees are elected to the Board of Directors of the Company (the “Board”) at the Stockholder Meeting, Mrs. Douglass intends to seek reimbursement of such expenses from the Company and not to submit such reimbursement to a vote of stockholders.
     The Stockholder estimates that the total expenditures relating to the proxy solicitation incurred by the Participants is expected be approximately $500,000, approximately $35,000 of which has been incurred to date.
General
     The Stockholder reserves the right to nominate substitute and additional nominees for election to the Board for any reason. Shares represented by proxies given to the Stockholder will be voted for any substitute or additional nominees. The Stockholder reserves the right to nominate substitute persons for any reason, including if any of the Nominees become disqualified following the date hereof. Additionally, if any Nominee (or substitute thereof) is unable or unwilling to stand for election for any reason at the Stockholder Meeting, the Stockholder intends to nominate a person in the place of such Nominee (or substitute thereof). The Stockholder’s reservation of the foregoing rights, and any of the foregoing actions that may be taken by the Stockholder, would be without prejudice to the issue of whether any action by the Company was valid under the circumstances and will not limit the Stockholder’s and the other Participants’ rights to challenge such actions.
     The Stockholder also reserves the right to make modifications to the foregoing proposals and make additional proposals for any reason. The Company is cautioned not to take any action that would adversely impact the Stockholder’s ability to effectuate a change in the majority of the Board or the right of the Company’s stockholders to support the Stockholder’s nominations and/or proposals.
     The Stockholder, in furnishing this notice, does not concede the validity or enforceability of any of the provisions of the By-laws or any other matter, including any provisions in the By-laws that purport to impose advance notice requirements or otherwise limit the right of any stockholder to present business for consideration at any meeting of the stockholders, and expressly reserves the right to challenge the validity, application and interpretation of any such provisions or any other matter.
     The Stockholder’s material interest in the Proposal and the nominations described in this notice is to replace at least a majority of the Board because the Stockholder believes that the Board has failed to pursue a cohesive strategy to address valuation and other strategic issues facing the Company and has failed to seek and put into place a chief executive officer with fund management experience. In addition, certain members of the Board have stated an intention to take actions that would be inconsistent with the Stockholder’s preferred management structure and strategy.
     Attached hereto as Annex 2 is a letter from Mr. Douglass, in his capacity as a director, affirming that he intends to oppose actions by the Company at the Stockholder Meeting.

     As you are aware, this notice is being provided a number of days before the Company’s deadline for submission of director nominees and stockholder proposals provided for in the By-laws; although the Stockholder has endeavored to fully satisfy all requirements for this notice set forth in the By-laws, please contact Stephen A. Massad (713.229.1475) or Paul F. Perea (713.229.1674) of Baker Botts L.L.P. immediately should the Company require any additional information.

Sincerely,
/s/ Paula T. Douglass
Paula T. Douglass, as Trustee of Tiel Trust
for the Benefit of Paula T. Douglass

Exhibit A
[See attached share certificates]

A-1

Exhibit B
     Set forth below are the names and specified ownership and other information with respect to each of the Participants.

Number of
		Shares Owned	Principal Occupation or
		Beneficially and	Employment
	Number of Shares	Nature of	and the Name, Principal Business
Name and Address of	Owned	Beneficial	and Address of Any Corporation or
Beneficial	of Record	Ownership	Other Organization in which Such
Owner	(Percent of Class)[5]	(Percent of Class)	Employment is Carried On
Sam P. Douglass 3229 Groveland Lane Houston, Texas 77019	—	671,191 (7.6%)*	Chairman and President of Equus Corporation International, an investment company, and Director of Equus Total Return, Inc. P.O. Box 130197 Houston, Texas 77219

Paula T. Douglass 3229 Groveland Lane Houston, Texas 77019	—	115,751 (1.3%)*	Management of personal and family investments. 3229 Groveland Lane Houston, Texas 77019

Douglass Trust IV-FBO Preston 5005 Riverway Suite 250 Houston, Texas 77056	275,793 (3.1%)**	282,791 (3.2%)**	N/A

Douglass Trust IV-FBO Brooke 5005 Riverway Suite 250 Houston, Texas 77056	275,793 (3.1%)**	282,792 (3.2%)**	N/A

Tiel Trust FBO SPD 5005 Riverway Suite 250 Houston, Texas 77056	52,257** (+)	52,257** (+)	N/A

[5]	The percentages were calculated on the basis that 8,861,646 shares of Common Stock were outstanding as of March 31, 2010, as represented by the Company in its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 31, 2010.

*	Sam P. Douglass and Paula T. Douglass, in their individual capacities, and as trustees of the respective trusts listed herein, have beneficial ownership of 786,942 shares of Common Stock, representing 8.9% of the shares of Common Stock outstanding.

**	Sam P. Douglass, as trustee of the Douglass Trust IV- FBO S. Preston Douglass, Douglass Trust IV- FBO Brooke Douglass, and Tiel Trust FBO Sam P. Douglass, has sole voting and dispositive power over the Common Stock held by such trusts.

***	Paula T. Douglass, as trustee of Tiel Trust FBO Paula T. Douglass, has sole voting and dispositive power over the Common Stock held by such trust.

+	Indicates less than one percent.

Number of
		Shares Owned	Principal Occupation or
		Beneficially and	Employment
	Number of Shares	Nature of	and the Name, Principal Business
Name and Address of	Owned	Beneficial	and Address of Any Corporation or
Beneficial	of Record	Ownership	Other Organization in which Such
Owner	(Percent of Class)[5]	(Percent of Class)	Employment is Carried On
Tiel Trust FBO PTD 5005 Riverway Suite 250 Houston, Texas 77056	53,986*** (+)	53,986*** (+)	N/A

J. Philip Ferguson 2301 Kingston Houston, Texas 77019	—	—	Business consultant. 2301 Kingston Houston, Texas 77019

Lance T. Funston 1701 JFK Boulevard 25th Floor Philadelphia, PA 19103	—	217,033 (2.4%)	Chairman of the Board of Directors of Telamerica Media, Inc., a media aggregator. 1701 JFK Boulevard 25th Floor Philadelphia, PA 19103

John D. White 1100 Louisiana Suite 5005 Houston, Texas 77002	—	—	Partner at Murphree Venture Partners, a private equity fund. 1100 Louisiana Suite 5005 Houston, Texas 77002

Charles R. Ofner 2187 Troon Road Houston, Texas 77019	—	—	Owner of Ofner Associates, Inc., a company that engages in exploration & production and oil services. 2187 Troon Road Houston, Texas 77019

Dr. Francis D. Tuggle 1 University Drive Orange, California 92866	—	6,536 (+)	Dean and Professor of Chapman University. 1 University Drive Orange, California 92866

John P. Wade 5005 Riverway Suite 250 Houston, Texas 77056	—	—	Senior & Managing Partner of Wade & Company, LLP, an accounting firm. 5005 Riverway Suite 250 Houston, Texas 77056

Number of
		Shares Owned	Principal Occupation or
		Beneficially and	Employment
	Number of Shares	Nature of	and the Name, Principal Business
Name and Address of	Owned	Beneficial	and Address of Any Corporation or
Beneficial	of Record	Ownership	Other Organization in which Such
Owner	(Percent of Class)[5]	(Percent of Class)	Employment is Carried On

Dr. Charles M. Boyd 135 E. Maple Road Birmingham, MI 48009	—	1,098 (+)	Medical Director at The Boyd Cosmetic Surgical Institute. 135 E. Maple Road Birmingham, MI 48009

Jonathan H. Godshall 5360 Spring Park Houston, Texas 77056	—	—	President and Chief Executive Officer of Verdient Technologies LLC, a company focused on technology based energy efficiency products. 5360 Spring Park Houston, Texas 77056

Exhibit C
TRANSACTIONS IN SECURITIES OF EQUUS TOTAL RETURN, INC.
     The following tables set forth information with respect to all purchases and sales of securities by the Participants during the past two years (numbers in parentheses indicate sales):
Transactions in Common Stock

Date	Sam P. Douglass	Paula T. Douglass	Lance T. Funston
4/3/08	500	500
4/4/08	300	500
4/7/08	200	2,100
4/7/08	2,900
4/8/08	600	875
2/19/10			12,718
2/19/10			24,000
2/22/10			24,000
2/22/10			12,315
2/23/10			24,000
2/23/10			24,000
2/24/10			24,000
2/25/10			24,000
2/26/10			24,000
3/1/10			24,000

C-1

Annex 1
[See the Attached Consent of Each Nominee]

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
EQUUS TOTAL RETURN, INC.
To the Secretary of Equus Total Return, Inc.:
          As required by Article II of the Amended and Restated By-laws of Equus Total Return, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Sam P. Douglass, Paula T. Douglass and/or family trusts and/or associated persons, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.
Dated: March 29, 2010

/s/ J. Philip Ferguson
Name:	J. Philip Ferguson

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
EQUUS TOTAL RETURN, INC.
To the Secretary of Equus Total Return, Inc.:
          As required by Article II of the Amended and Restated By-laws of Equus Total Return, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Sam P. Douglass, Paula T. Douglass and/or family trusts and/or associated persons, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.
Dated: March 31, 2010

/s/ Lance Funston
Name:	Lance Funston

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
EQUUS TOTAL RETURN, INC.
To the Secretary of Equus Total Return, Inc.:
          As required by Article II of the Amended and Restated By-laws of Equus Total Return, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Sam P. Douglass, Paula T. Douglass and/or family trusts and/or associated persons, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.
Dated: March 30, 2010

/s/ John D. White
Name:	John D. White

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
EQUUS TOTAL RETURN, INC.
To the Secretary of Equus Total Return, Inc.:
          As required by Article II of the Amended and Restated By-laws of Equus Total Return, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Sam P. Douglass, Paula T. Douglass and/or family trusts and/or associated persons, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.
Dated: March 31, 2010

/s/ Paula T. Douglass
Name:	Paula T. Douglass

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
EQUUS TOTAL RETURN, INC.
To the Secretary of Equus Total Return, Inc.:
          As required by Article II of the Amended and Restated By-laws of Equus Total Return, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Sam P. Douglass, Paula T. Douglass and/or family trusts and/or associated persons, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.
Dated: March 30, 2010

/s/ Charles R. Ofner
Name:	Charles R. Ofner

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
EQUUS TOTAL RETURN, INC.
To the Secretary of Equus Total Return, Inc.:
          As required by Article II of the Amended and Restated By-laws of Equus Total Return, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Sam P. Douglass, Paula T. Douglass and/or family trusts and/or associated persons, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.
Dated: March 30, 2010

/s/ Francis D. Tuggle
Name:	Francis D. Tuggle

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
EQUUS TOTAL RETURN, INC.
To the Secretary of Equus Total Return, Inc.:
          As required by Article II of the Amended and Restated By-laws of Equus Total Return, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Sam P. Douglass, Paula T. Douglass and/or family trusts and/or associated persons, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.
Dated: March 30, 2010

/s/ John P. Wade
Name:	John P. Wade

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
EQUUS TOTAL RETURN, INC.
To the Secretary of Equus Total Return, Inc.:
          As required by Article II of the Amended and Restated By-laws of Equus Total Return, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Sam P. Douglass, Paula T. Douglass and/or family trusts and/or associated persons, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.
Dated: April 1, 2010

/s/ Charles M. Boyd
Name:	Charles M. Boyd

CONSENT OF
NOMINEE FOR ELECTION TO
THE BOARD OF DIRECTORS OF
EQUUS TOTAL RETURN, INC.
To the Secretary of Equus Total Return, Inc.:
          As required by Article II of the Amended and Restated By-laws of Equus Total Return, Inc., a Delaware corporation (the “Corporation”), and the United States federal securities laws, and in connection with the Notice of Nominations of Persons for Election to the Board of Directors of Equus Total Return, Inc. (the “Notice”) to be delivered to the Corporation by or on behalf of Sam P. Douglass, Paula T. Douglass and/or family trusts and/or associated persons, the undersigned hereby consents to being named in the Notice and in any proxy statement, consent statement or other solicitation materials as a nominee for election to the Board of Directors of the Corporation at the Corporation’s next Annual or Special Meeting of stockholders and, if elected at such meeting, to serving as a director of the Corporation.
Dated: April 1, 2010

/s/ Jonathan H. Godshall
Name:	Jonathan H. Godshall

Annex 2
[See the Attached Letter from Mr. Sam P. Douglass]

SAM P. DOUGLASS
3229 GROVELAND LANE
HOUSTON, TEXAS 77019
March 31, 2010
Equus Total Return, Inc.
Eight Greenway Plaza, Suite 930
Houston, Texas 77046
Ladies and Gentlemen:
     This letter confirms that I intend to oppose actions by Equus Total Return, Inc. at the next annual or special meeting of stockholders to elect a slate of directors other than the nominees of Tiel Trust FBO Paula T. Douglass.

Sincerely,
/s/ Sam P. Douglass
Sam P. Douglass